Exhibit 10(c)
                             SUBORDINATION AGREEMENT
                             -----------------------

         This agreement (the Agreement") is entered into this 6th day of May, 1997, by and between THIRD COAST CAPITAL, LLC and its assigns, as Lessor, and SILICON VALLEY BANK, as Creditor, in connection with a lease of equipment by Lessor to SANDBOX ENTERTAINMENT CORPORATION, as Lessee.

         WHEREAS, Lessor and Lessee intend to enter into one or more Lease Rental Agreements (hereinafter the 'Leases"), wherein Lessee Will lease certain equipment from Lessor;

         WHEREAS, Creditor acknowledges that it is the intent of the parties to the Leases and this Agreement that Lessor is the owner of and holds clear title to the equipment under the Leases; and

         WHEREAS, Lessor will not enter into the Lease with Lessee without Creditor's agreement to subordinate its interest in the Equipment to the interest of Lessor;

         NOW, THEREFORE, the parties hereby agree as follows:

(1)      The above recitals are incorporated into this Agreement.

(2)(a) For so long as Lessor is the owner of or holds an interest in the equipment under the Leases, any equipment described in the attached Schedule 'A' (the "Equipment"), wherever located, shall not to be subject to Creditor's security interest.

(2)(b) Notwithstanding the terms of Paragraph (2)(a), to the extent that the Leases are ever determined by judicial action to be security interests in favor of Lessor, then Creditor hereby subordinates its interest in the Equipment to the interest of Lessor, and Lessor's security interest in the Equipment shall be senior to Creditor's security interest in the Equipment. While Creditor has a subordinate security interest in the Equipment, Creditor shall not take any action in relation to or affecting the Equipment, until such time as all of Lessee's obligations to Lessor with respect to such Equipment, whether existing now or hereafter, are satisfied in full.

(3) Creditor authorizes Lessor, from time to time, without notice or demand and without diminishing Creditor's subordination and obligations under this Agreement, to compromise, renew, alter, extend, accelerate or otherwise change the terms of the Leases, including time, method and application of payment.

(4)(a)   The  priorities   specified  in  this  Agreement  shall  be  applicable
         irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or the giving of any notices of purchase
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         money  security  interests  or  other  notices  or  possession  of  any collateral or any statutes, rules or law, or court decisions to the contraryNotwithstanding the foregoing, in the event the Leases are determined by judicial action to be security interests in favor of Lessor, the subordinations and priorities specified in this Agreement are expressly conditioned upon the nonavoidability and perfection of Lessor's security interest in the Equipment, and if the Lessor's security interest in the Equipment is not perfected or is avoidable, for any reason, then the subordinations and relative priority provided for in this Agreement shall not be effective as to the particular equipment which is the subject of the unperfected or avoidable security interest.

(b) This Agreement is solely for the benefit of Lessor and Creditor (and their respective successors and assigns), and specifically, is not entered into for the benefit of Lessee or any third party. In the event of any litigation between the Lessor and Creditor based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses, including, without limitation, reasonable attorneys fees, from the non-prevailing party. LESSOR AND CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

(5) This Agreement may be executed in one or more counterparts which together shall constitute one document. Each such counterpart shall be deemed to be an original when so executed and delivered to the other party to this Agreement.

         This Agreement shall remain in force as long as Lessee has any remaining obligations to Lessor under any Leases.

LESSOR                                        CREDITOR

THIRD COAST CAPITAL, LLC                      SILICON VALLEY BANK

By:      /s/ Miroslav Anic                    By:  /s/  Laurita J. Hernandez
         ----------------------------              -----------------------------
Title:   Miroslan Anic                        Title:  Vice President
         ----------------------------               ----------------------------
Date:        5/6/97                           Date:        5/6/97
         ----------------------------               -------------------

Above is acknowledged and agreed:

LESSEE
SANDBOX ENTERTAINMENT CORPORATION

By:      /s/  Mark Gorchoff
         ----------------------------
Title:   Chief Financial Officer
         ----------------------------
Date:       5/6/97
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